HISPANIC EXPRESS, INC.

                                     (HXPR)


                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

                                       AND

                                 PROXY STATEMENT

                           ---------------------------



                                DATE:    Tuesday, June 4, 2002
                                TIME:    10:00 a.m.
                                PLACE:   Hispanic Express, Inc.
                                         5480 East Ferguson Drive, 3rd Floor
                                         Commerce, California 90022

                             HISPANIC EXPRESS, INC.
    5480 FERGUSON DRIVE, COMMERCE, CA 90022 (323) 720-8600 FAX (323) 720-8647

                                                                April 26, 2002



Dear Fellow Stockholder:

     It is my pleasure to invite you to Hispanic Express, Inc.'s annual meeting of stockholders.

     We will hold the meeting on Tuesday, June 4, 2002, at 10:00 a.m. at our corporate headquarters, 5480 East Ferguson Drive in Commerce, California. In addition to the formal items of business, I will review the major developments of 2001 and answer your questions.

     This booklet includes the notice of annual meeting and the proxy statement. The proxy statement describes the business that we will conduct at the meeting and provides information about Hispanic Express, Inc.

     Your vote is important. Whether you plan to attend the meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you received more than one proxy card because you own shares registered in different names or at different addresses, please be sure to separately complete and return each proxy card. If you attend the meeting and prefer to vote in person, you may do so.

     Please indicate on the proxy card whether or not you expect to attend the meeting so that we can provide adequate seating.

     We look forward to seeing you at the meeting.

                                        Sincerely,

                                        /s/ Gary M. Cypres
                                        -----------------------------
                                        Gary M. Cypres
                                        Chairman of the Board

                             HISPANIC EXPRESS, INC.

                           ---------------------------

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

                           ---------------------------

                           Date:    Tuesday, June 4, 2002
                           Time:    10:00 a.m.
                           Place:   Hispanic Express, Inc.
                                    5480 East Ferguson Drive, 3rd Floor
                                    Commerce, California 90022

Dear Stockholders:

     At our annual meeting, we will ask you to:

          - Elect four directors to each serve for a term of one year; and

          - Transact any other business that may properly be presented at the annual meeting.

     For ten days prior to the annual meeting, a complete list of our stockholders entitled to vote at the meeting will be available for inspection by any stockholder for any purpose relating to the meeting during ordinary business hours at our offices at 5480 East Ferguson Drive, Commerce, California. This list will also be available for inspection at the annual meeting.

     If you were a stockholder of record at the close of business on April 26, 2002, you may vote at the annual meeting.

                                   By order of the Board of Directors

                                   /s/ Gary M. Cypres
                                   -----------------------------------
                                   Gary M. Cypres
                                   Chairman of the Board
April 26, 2002
Commerce, California




                                TABLE OF CONTENTS


INFORMATION ABOUT THE ANNUAL MEETING AND VOTING................................5

Why Did You Send Me This Proxy Statement?......................................5

Who Is Entitled To Vote?.......................................................5

What Constitutes A Quorum?.....................................................5

How Many Votes Do I Have?......................................................5

How Do I Vote By Proxy?........................................................6

May I Change My Vote After I Return My Proxy?..................................6

How Do I Vote In Person?.......................................................6

What Vote Is Required To Approve Each Proposal?................................7

What Are The Costs Of Soliciting These Proxies?................................7

How Do I Obtain An Annual Report On Form 10-K?.................................7

INFORMATION ABOUT HXPR COMMON STOCK OWNERSHIP..................................8

Which Stockholders Own at Least 5% of HXPR?....................................8

How Much Stock Is Owned By Directors And Executive Officers?...................9

Compensation Committee Interlocks and Insider Participation...................10

Did Directors, Executive Officers and Greater Than 10% Stockholders Comply With
 Section 16(a) Beneficial Ownership Reporting in 2001?........................10

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS............................10

The Board of Directors........................................................10

The Committees of the Board...................................................10

How Do We Compensate Directors?...............................................11

Certain Relationships and Related Transactions................................11

Contribution Agreement........................................................11

Operating Agreement...........................................................12

Tax Sharing Agreement.........................................................13


Executive Officers and Key Employees..........................................14

How We Compensate Executive Officers..........................................15

Stock Option Plan.............................................................15

Stockholder Loan Program......................................................17

Employment Agreements.........................................................19

Supplemental Executive Retirement Plan........................................20

Executive Incentive Bonus Plan................................................21

Executive Deferred Salary and Bonus Plan......................................21

Compensation Committee's Report on Executive Compensation ....................21

The Report....................................................................21

Audit Committee...............................................................24

Audit Committee Report........................................................24

DISCUSSION OF PROPOSAL RECOMMENDED BY THE BOARD...............................26

Proposal 1:  Elect Four Directors.............................................26

INFORMATION ABOUT STOCKHOLDER PROPOSAL & STOCKHOLDER LOAN PROPOSAL............28

ANNUAL REPORT.................................................................28

OTHER BUSINESS................................................................28



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                                       5





                                                      24

 PROXY STATEMENT FOR HISPANIC EXPRESS, INC. 2002 ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING



Why Did You Send Me This Proxy Statement?

     We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2002 annual meeting of stockholders. This proxy statement summarizes the information you need to know to cast a vote at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Who Is Entitled To Vote?

     We will begin sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about May 13, 2002 to all stockholders entitled to vote at the annual meeting. Stockholders who owned HXPR voting common stock at the close of business on April 26, 2002 are entitled to vote. On this record date, there were 6,975,990 shares of HXPR voting common stock, par value $0.01 per share, outstanding. HXPR has only this one class of voting stock. We are also sending along with this proxy statement the HXPR 2001 Annual Report, which includes our financial statements.

What Constitutes A Quorum?

     The holders of a majority of the issued and outstanding shares of HXPR voting common stock entitled to vote at the meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the meeting.

How Many Votes Do I Have?

     Each share of HXPR voting common stock that you own entitles you to one vote. The proxy card indicates the number of shares of HXPR voting common stock that you own. In the election of directors, under California law as applied to the Company, you have the right to cumulate your votes. This means that you may give one properly nominated candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares that you are entitled to vote, or you may divide that total number of shares among the candidates as you see fit.

How Do I Vote By Proxy?

     Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the postage-prepaid envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote.

     If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

     - "FOR" the election of all four nominees for director (see page 22 ).

     If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors or, if no recommendation is given, in their own discretion. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change My Vote After I Return My Proxy?

     Yes. If you give a proxy, you may change your vote at any time before it is exercised. You may change your vote in any one of three ways:

     - You may send our Corporate Secretary another proxy with a later date.

     - You may notify our Corporate Secretary in writing before the annual meeting that you have revoked your proxy.

     - You may attend the annual meeting and vote in person.

How Do I Vote In Person?

     If you plan to attend the annual meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring the proxy card, an account statement or a letter from the nominee indicating that you are the beneficial owner of the shares on April 26, 2002, the record date for voting, and a written instruction from the nominee authorizing you to vote the shares.



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                                       7




What Vote Is Required To Approve Each Proposal?

Proposal 1:
Elect Four Directors              Under California  law, as it applies to HXPR,
                                  you may cumulate your votes for the election of directors as described above under the caption "How Many Votes Do I Have?" The four nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate
                                  "WITHHOLD AUTHORITY" to vote for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.
                                  Our Certificate of Incorporation does not authorize cumulative voting.

The Effect of Broker Non-Votes   If your broker  holds  your shares in its name,
                                 the broker will be entitled to vote your shares on Proposals 1 even if it does not receive instructions from you.

What Are The Costs Of Soliciting These Proxies?

     We will pay all of the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communication for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable expenses. In addition, we may pay for and use the services of individuals or companies that we do not regularly employ in connection with the solicitation of proxies if the Board of Directors determines this is advisable.

How Do I Obtain An Annual Report On Form 10-K?

     If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 2001, that we filed with the SEC, we will send you one without charge. Please write to Hispanic Express, Inc., 5480 East Ferguson Drive, Commerce, California 90022, Attention: Corporate Secretary.

                  INFORMATION ABOUT HXPR COMMON STOCK OWNERSHIP

Which Stockholders Own at Least 5% of HXPR?

     The following table shows, as of April 26, 2002, all persons or entities we know to be "beneficial owners" of more than five percent of our common stock.(1) This information is based on Company information and Schedules 13D and 13G reports filed with the SEC by each of the persons and entities listed in the table below. If you wish, you may obtain these reports from the SEC.

                                                                   Common Stock
                                                               Beneficially Owned(1)
                                                       -----------------------------------
Name and Address of Beneficial Owner(2)                   Number of        Percent of
                                                          Shares(3)        Class(4)
--------------------------------------------------------  ---------        --------


Gary M. Cypres(5) .....................................     4,435,257        60.82%
Carpenters Pension Trust for Southern California ......       702,115        10.15%
Wellington Management Company, LLP(6) .................       688,200         9.87%

----------------------

(1) "Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own HXPR common stock not only if you hold it directly, but also if you directly or indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share) the power to vote the stock, to invest it, to sell it or you currently have the right to acquire it or the right to acquire it within 60 days of April 26, 2002.

(2) The address for Mr. Cypres is 5480 East Ferguson Drive, Commerce, California 90022, the address for Carpenters Pension Trust for Southern California is 533 So. Fremont Avenue, Los Angeles, CA 90071-1706 the address for Wellington Management Company, LLP ("WMC"), is 75 State Street, Boston, Massachusetts 02109.

(3) Except as otherwise noted below, each person and entity named in the table directly or indirectly has sole voting and investment power with respect to the shares shown which each such person or entity beneficially owns.

(4) Shares of HXPR common stock issuable upon exercise of stock options exercisable within 60 days of April 26, 2002 are considered outstanding for computing the percentage of the person or entity holding those options but are not considered outstanding for computing the percentage of any other person or entity.

(5) Consists of 701,891 shares held of record by Cypres Investment Holdings LP, 80,656 shares held directly by G.M. Cypres Investments, LP, 3,311,710 shares held directly by Mr. Cypres, 12,500 shares held directly by Mr. Cypres' spouse and 12,500 shares held by or in trust by Mr. Cypres and his spouse for their children. An additional 316,000 shares is included representing options exercisable within 60 days of April 26, 2002. Of the 4,435,258 shares, Mr. Cypres shares voting and investment power of 25,000 shares with his spouse.

(6) Based on a Schedule 13G filed with the SEC on February 14, 2002. These shares are held of record by WMC's clients. Of the 688,200 shares, WMC shares the power to vote 114,000 of these shares and shares the power to dispose of all of these shares in its capacity as investment advisor to these clients.



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                                       9




How Much Stock Is Owned By Directors And Executive Officers?

     The following table shows, as of April 26, 2002, the HXPR common stock that our directors and executive officers beneficially own and those shares of common stock owned by all executive officers and directors as a group.

                                                            Common Stock
                                                       Beneficially Owned(1)
                                                  --------------------------------
Name of Beneficial Owner                                    Number of    Percent of
                                                            Shares(2)    Class(3)
------------------------------------------------  --------------------------------

Gary M. Cypres (4) ....................................     4,435,257     60.82%
Howard Weitzman(5) ....................................        40,000     *
Donald Keys(6) ........................................        15,000     *
William R. Sweet(7) ...................................        11,800     *
Salvatore J. Caltagirone (8) ..........................        10,800     *
All directors and executive officers as a group
(5 persons) (10) ......................................     4,512,857     61.24%
----------------------

* Less than 1%.

(1)  See footnote 1 in table included above at page 4.

(2) Except as otherwise noted below, each individual named in the table directly or indirectly has sole voting and investment power with respect to the shares shown which each such individual beneficially owns.

(3) Shares of HXPR common stock issuable upon exercise of stock options exercisable within 60 days of April 26, 2002 are considered outstanding for computing the percentage of the person holding those options but are not considered outstanding for computing the percentage of any other person.

(4) Consists of 701,891 shares held of record by Cypres Investment Holdings LP, 80,656 shares held directly by G.M. Cypres Investments, LP, 3,311,710 shares held directly by Mr. Cypres, 12,500 shares held directly by Mr. Cypres' spouse and 12,500 shares held by or in trust by Mr. Cypres and his spouse for their children. An additional 316,000 shares is included representing options exercisable within 60 days of April 26, 2002. Of the 4,435,258 shares, Mr. Cypres shares voting and investment power of 25,000 shares with his spouse.

(5)  Consists  of  40,000  shares   issuable  upon  exercise  of  stock  options
     exercisable within 60 days of April 26, 2002.

(6)  Consists  of  15,000  shares   issuable  upon  exercise  of  stock  options
     exercisable within 60 days of April 26, 2002.

(7) Consists of 1,000 shares directly owned by Mr. Sweet and 10,800 shares issuable upon exercise of stock options exercisable within 60 days of April 26, 2002.

(8)  Consists  of  10,800  shares   issuable  upon  exercise  of  stock  options
     exercisable within 60 days of April 26, 2002.

(10) Consists of 392,600 shares issuable upon exercise of stock options exercisable within 60 days of April 26, 2002.



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                                       10






Compensation Committee Interlocks and Insider Participation.

     The compensation committee consists of Messrs. Sweet and Caltagirone. None of the members of the compensation committee is or has served as an officer or employee of HXPR or any of its subsidiaries. None of our executive officers currently serves as a director or member of the compensation committee of another entity or of any other committee of the Board of Directors of another entity performing similar functions.

Did Directors,  Executive Officers and Greater Than 10% Stockholders Comply With
Section 16(a) Beneficial Ownership Reporting in 2001?

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and greater-than-10% stockholders to file reports with the SEC reflecting changes in their beneficial ownership of HXPR stock and to provide us with copies of the reports.

     Based on our review of these reports and of certifications furnished to us, we believe that all of these reporting persons complied with their filing requirements for 2001.


               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors

     The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the chairman, other key executives and our principal external advisers (legal counsel, outside auditors, investment bankers and other consultants), reading reports and other materials that we send them and participating in board and committee meetings.

The Committees of the Board

     The board has an audit committee and a compensation committee. We do not have a nominating committee. The full Board of Directors nominates our officers and directors for election.

The Audit Committee                      The audit committee reviews and reports
                                         to the Board of Directors on various
                                         auditing and accounting matters,
                                         including the annual report from our
                                         independent public accountants. Messrs.
                                         Caltagirone and Sweet currently serve
                                         as members of the audit committee.

The Compensation Committee               The  compensation committee determines
                                         the salary and bonus structure for our
                                         executive  officers and supervises the
                                         compensation scheme for our other
                                         officers. In addition, the compensation
                                         committee determines appropriate awards
                                         under our 2000 Stock  Option Plan (the
                                         "2000 Plan")and administers our
                                         retirement plan.  Messrs. Caltagirone
                                         and Sweet currently serve as members of
                                         the compensation committee.

How Do We Compensate Directors?

     We pay members of Board of Directors who are not also our employees of Hispanic Express, referred to as the Non-Employee Directors, an annual fee of $15,000, plus Non-Member Directors also are eligible to participate in our medical plan. Members of the Board of Directors who are our employees do not receive any Directors' fees. In addition, we may reimburse members of the Board of Directors for expenses incurred in connection with their activities on our behalf. Non-Employee Directors also each received options to purchase 18,000 shares of Common Stock at an exercise price of $1.53 per share as determined by the Board of Directors on February 28, 2001, under the 2000 Stock Option Plan. All options granted to the Non-Employee Directors are 40% vested with remaining balance to vest in equal annual installments over 3 years beginning on the date of grant, subject to continued service on the Board of Directors; however, no option can be exercised until at least six months after the date of grant. We have entered into agreements with all directors pursuant to which we have agreed to indemnify them against certain claims arising out of their services as directors. Directors are also entitled to the protection of certain indemnification provisions in our Certificate of Incorporation and Bylaws.

Certain Relationships and Related Transactions

     On September 6, 2000, the Board of Directors of Central Financial Acceptance Corporation, or Central Financial, approved a Plan of Complete Dissolution, Liquidation and Distribution, or the Plan, which provided for the dissolution and liquidation of Central Financial, and the liquidating distribution to its stockholders of all the common stock of its two wholly-owned subsidiaries, one of which is our company, Hispanic Express, Inc. or Hispanic Express and the other of which is Banner Central Finance Company, or Banner Central Finance. Hispanic Express and Banner Central Finance were formed on September 5, 2000 to accomplish the Plan. On February 28, 2001, the Plan was completed and Central Financial was dissolved and liquidated.

     In connection with the Plan, we entered into various agreements with Central Financial and Banner Central Finance for the purpose of defining our ongoing relationships among the entities. Because Central Financial controlled Banner Central Finance and us, these agreements did not result from arm's-length negotiations. We believe, however, that these agreements are at least as favorable to us as those that could have been obtained from independent third parties.

Contribution Agreement

     We entered into a contribution agreement, referred to as the Contribution Agreement, with Central Financial. The Contribution Agreement covered the following:

     Contribution of Central Financial Subsidiaries. The Contribution Agreement provides for the contribution of certain of the assets and businesses of Central Financial to us. Specifically: Central Financial contributed to our company all of the issued and outstanding capital stock of Central Consumer Finance Company, Centravel, Inc. and BCE Properties I, Inc. Central Consumer Finance Company has four wholly-owned subsidiaries, namely, Central Check Cashing, Inc., Central Financial Acceptance Corporation Accident & Health Reinsurance, Limited, Central Finance Reinsurance, Ltd. and Central Consumer Company of Nevada.

Operating Agreement

     Hispanic Express and Banner Central Finance have entered into an agreement, referred to as the Operating Agreement, which covers the following matters:

     Allocation of Business Opportunities. Due to the potential conflicts of interest resulting from the relationships among Hispanic Express and Banner Central Finance, the Operating Agreement provides that Hispanic Express and its subsidiaries and Banner Central Finance and its subsidiaries will not, without prior written consent of each other, directly or indirectly, engage in or enter any business which the other is currently engaged in.

     Management and Other Services. The Operating Agreement provides that Hispanic Express and its subsidiaries are obligated to provide to Banner Central Finance and its subsidiaries and Banner Central Finance and its subsidiaries are obligated to utilize, certain services, including management information systems, employee benefit plans, legal and accounting, insurance, computer and data processing systems. These arrangements will continue until terminated by Hispanic Express or Banner Central Finance upon one-year's prior written notice. Termination may be made on a service-by-service basis or in its entirety. Banner Central Finance agrees to pay Hispanic Express its actual cost of providing services to Banner Central Finance. If such services involve an allocation of expenses, Hispanic Express shall determine the allocation on the basis of the percentage utilization of such service or Hispanic Express' management's best estimate thereof.

     Employee Benefits. The Operating Agreement provides that Hispanic Express and Banner Central Finance assumed all liabilities under the existing employee welfare benefit and profit sharing plans of Central Financial with respect to the employees of Hispanic Express and Banner Central Finance and their subsidiaries who have become employees of each company. The Operating Agreement also provides that the employment by Hispanic Express and Banner Central Finance of individuals who were employees of Central Financial and the subsidiaries prior to the Distribution will not be deemed a severance of employment from Central Finance and the subsidiaries for the purpose of any policy, plan, program or agreement that provides for the payment of severance, salary continuation or similar benefits. The Operating Agreement also provides for Hispanic Express to assume the liability for Central Financial's Supplemental Executive Retirement Plan.

         Guaranty of Banner Central Finance Debt. The Operating Agreement provides for Hispanic Express to guarantee up to $4 million of bank or similar financing which Banner Central Finance may borrow.

Tax Sharing Agreement

     Central Financial, Hispanic Express and Banner Central Finance have entered into a tax sharing agreement, referred to as the Tax Sharing Agreement, providing for:

- the payment of federal, state and other income tax remittances or refunds for periods during which Hispanic Express and Banner Central Finance are included in the same consolidated group for federal income tax purposes;

-    the allocation of responsibility for the filing of such tax returns;

-    the conduct of tax audits and the handling of tax controversies; and

-    various related matters.

     For periods during which Hispanic Express and Banner Central Finance were included in Central Financial's consolidated federal and state income tax returns, Hispanic Express and Banner Central Finance are each be required to pay its allocable portion of the consolidated federal, state and other income tax liabilities and are entitled to receive refunds determined as if Hispanic Express and Banner Central Finance and its subsidiaries had filed separate income tax returns. With respect to Central Financial's liability for payment of taxes for all periods during which Hispanic Express and Banner Central Finance were so included in Central Financial's consolidated federal income tax returns, Hispanic Express and Banner Central Finance will indemnify Central Financial for all federal, state, and other income tax liabilities for such periods. February 28, 2001 was the last day on which Hispanic Express and Banner Central Finance were required to be included in Central Financial's consolidated federal income tax returns.

Executive Officers and Key Employees

     These are the biographies of the Company's current executive officers, except for Mr. Cypres, the Chairman, whose biography is included below under "Proposal 1: Elect Four Directors." There are no arrangements or understandings among these individuals or any other person relating to their election as officers.

        Name and Age           Principal Occupation and Business Experience
------------------------------ -------------------------------------------------
Donald Keys               (49) Mr. Keys has been our Senior Vice  President of
                               Collections since our formation and held the same position since September 1998 for Central
                               Consumer. Prior to that, he held the position of Vice President of Collections from February 1998 to September 1998 for Central Consumer. From
                               April 1997 to February 1998 he was Director of
                               Special Accounts for Sterling, Inc. From August
                               1996 to March 1997 he was Vice President of
                               Credit for Barrys, Inc. and from July 1991 to
                               July 1997 he was Director of Credit for Barrys,
                               Inc.


Howard Weitzman           (40) Mr. Weitzman has been our Chief Financial Officer
                               since our formation and Chief Financial Officer of our travel division, Centravel, Inc. since December 1996. From October 1994 to December 1996, Mr. Weitzman was Controller of Central Rents, Inc., an affiliate of ours. From 1984 to 1994, Mr. Weitzman spent ten years as a certified public accountant with Coopers & Lybrand LLP in Los Angeles, California, most recently as Senior Manager.


     Set for below are biographies of certain other significant employees of the
     Company:


Marvin Torres            (40)  A.  Mr. Torres  has been  President  of certain
                               of the  Company's  travel  businesses since
                               December  1995.  From April 1995 to  December
                               1995,  Mr. Torres  was Vice President of
                               Operations for our travel finance business. From
                               1984 to 1995, Mr. Torres was Vice President of
                               Operations and General Manager at Solano Travel
                               Service and Costa Rica Holiday Tours in
                               Los Angeles, California.


     None of the directors or officers are related to each other by blood or marriage and none of the directors or officers are involved in any legal proceedings as described in Section 401(f) of Regulation S-K.

How We Compensate Executive Officers?

     The following table sets forth information concerning compensation for each of the last three years paid or awarded to or earned by the Chief Executive
Officer of the  Company  and our two other  most  highly  compensated  executive officers who received salary and bonus in excess of $100,000 in 2001 (collectively, the "Named Executive Officers").

                                            Summary Compensation Table

                                                                                Long-Term
                                                                               Compensation
                                           Annual Compensation(1)                Awards          All Other
Name and Principal Position              Year       Salary       Bonus          Options(2)     Compensation(3)
---------------------------              ----       --------     ------        ------------    ---------------
Gary M. Cypres                           2001       $325,000   $ 65,000            --              $277,000
   Chairman of the Board, President      2000        252,291       --            395,000            150,000
   and Chief Executive Officer           1999        227,291     30,000            --                77,000

Donald Keys                              2001      $ 94,500   $   --               --              $   --
     Vice President of Collections       2000        94,500       --              25,000               --
                                         1999        94,125       7,000            --                  --

Howard Weitzman                          2001      $138,650    $ 18,000            --              $   --
    Vice President and Chief Financial   2000       110,688      14,000           50,000               --
     Officer                             1999       107,720      17,000            --                  --

(1) Certain of our executive officers receive benefits in addition to salary and cash bonuses. The aggregate amount of such benefits, do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus of such Named Executive. Also, see "Executive Deferred Salary and Bonus Plan" on page 17.

(2) Consists of options granted at an exercise price $1.53 per share on February 28, 2001.

(3) Represents amounts accrued under the Supplemental Executive Retirement Plan for Mr. Cypres

Stock Option Plan

     Concurrent with the completion of the Plan on February 28, 2001, Central Financial terminated its Stock Option Plan and all options granted under that plan were terminated. The 2000 Stock Option Plan of Hispanic Express, or the 2000 Plan, has been approved by our Board of Directors and stockholders. The 2000 Plan provides that it is to be administered by a committee of the Board of Directors, referred to as the Option Committee, consisting of at least two independent directors. The Compensation Committee functions as the Option Committee. The Option Committee has the authority, within limitations as set forth in the 2000 Plan, to establish rules and regulations concerning the 2000 Plan, to determine the persons to whom options may be granted, the number of shares of Common Stock to be covered by each option, and the terms and provisions of the option to be granted, provided, that such grants shall conform with ss. 260.140.41 of the California Securities Code. Subject to the terms set forth in the 2000 Plan, the Option Committee has the right to cancel any outstanding options and to issue new options on such terms and upon such conditions as may be consented to by the optionee affected.

     A total of 1,100,000 shares are reserved for issuance under the 2000 Plan. No individual may be granted options under the 2000 Plan with respect to more than 550,000 shares during the duration of the 2000 Plan. Hispanic Express granted 797,000 shares of Common Stock to eligible participants under the 2000 Plan effective February 28, 2001, including options to certain executive officers as set forth below. Options granted pursuant to the 2000 Plan vest over two different time periods. Options granted which equal the number of options granted to executive officers and employees under the Central Financial Stock Option Plan vest as they would have been vested under the Central Financial Stock Option Plan at the time of distribution, except for those officers and employees which had been with Central Financial or its predecessor company for a period in excess of 5 years, which shall be 60% vested in total options granted to them. Options granted to executive officers and employees which exceed the amounts granted to them under the Central Financial Stock Option Plan vest in such options over a five-year period in equal annual amounts. At December 31, 2001, 303,000 shares of Common Stock remain available for future grants of options under the 2000 Plan.

     The number of shares which may be granted under the 2000 Plan or under any outstanding options will be proportionately adjusted in the event of any stock dividend or if the Common Stock shall be split up, combined, recapitalized, converted, exchanged, reclassified or in any way substituted. Subject to the terms of the 2000 Plan, and in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in our corporate structure or outstanding shares, the Option Committee may make such equitable adjustments to the number and class of shares available under the 2000 Plan or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights. The maximum term of any option granted pursuant to the 2000 Plan is ten years. In general, shares subject to options granted under the 2000 Plan which expire, terminate or are canceled without having been exercised in full become available again for options grants.

     The class of eligible persons under the 2000 Plan consists of directors and employees of, and consultants to, us or a parent or subsidiary of ours, as determined by the Option Committee, except that Non-Employee Directors can only receive fixed grants of options under the terms set forth in the 2000 Plan. See "Compensation of the Board of Directors." Options granted under the 2000 Plan may be incentive stock options, or ISOs, or non-qualified options, at the discretion of the Option Committee; however, ISOs can only be granted to our employees or a parent or subsidiary. The 2000 Plan provides that the exercise price of an option (other than Non-Employee Director's option) is fixed by the Option Committee on the date of grant; however, the exercise price of an ISOs must be not less than the fair market value of the Common Stock on the date of the grant. The exercise price of an ISOs granted to any participant who owns stock possessing more than 10% of the total combined voting power of all classes of our outstanding stock must be at least equal to 110% of the fair market value of the Common Stock on the date of grant and the rate of exercise shall be at least twenty percent per year over five years. Any ISOs granted to such participants also must expire within five years from the date of grant. Additionally, options granted under the 2000 Plan will not be ISOs to the extent that aggregate fair market value of the shares with respect to which ISOs under the 2000 Plan (or under any other plan maintained by us or a parent or subsidiary of ours) first become exercisable in any year exceeds $100,000. No options shall be granted under the 2000 Plan or after the tenth anniversary of the adoption of the 2000 Plan.

     Options are non-transferable and non-assignable except by will, the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to "immediate family" as defined in 17 C.F.R. 240.16a-1(e). Options (other than Non-Employee Director's options) are exercisable by the holder thereof subject to terms fixed by the Option Committee. However, no option can be exercised until at least six months after the date of grant.

     Notwithstanding the above, an option is exercisable immediately upon the happening of any of the following (but in no event during the six-month period following the date of grant or subsequent to the expiration of the term of an option): (1) the holder's retirement on or after attainment of age 65; (2) the holder's disability or death; (3) a "change of control" (as defined in the 2000
Plan) of us while the holder is in the employ or service of Hispanic Express; or
(4) the occurrence of such special circumstances or events as the Option Committee determines merits special consideration, except with respect to Non-Employee Directors' options, by such other method as the Option Committee may permit from time to time.

     If an option holder terminates employment with us or service as one of our directors or as our consultant while holding an unexercised option, the option is terminated 30 days after such termination of employment or service unless the option holder exercises the option within such 30-day period. However, all options held by an option holder terminate immediately if the termination is a result of a violation of such holder's duties. If cessation of employment or service is due to retirement on or after attainment of age 65, disability or death, the option holder or such holder's successor-in-interest, as the case may be, is permitted to exercise any option within three months after retirement or within one year after disability or death.

     The 2000 Plan may be terminated and may be modified or amended by the Option Committee or the Board of Directors at any time; provided, however, that
(1) no modification or amendment either increasing the aggregate number of shares which may be issued under options or to any individual or modifying the requirements as to eligibility to receive options will be effective without stockholder approval within one year of the adoption of such amendment; and, (2) no such termination, modification or amendment of 2000 Plan will alter or affect the terms of any then outstanding options without the consent of the holders thereof.

Stockholder Loan Program

     The Stockholders Loan Program (the "Program"), which has been approved by our Board of Directors permits current stockholders of HXPR to borrow funds from the Company for a maximum period of 18 months commencing on May 15, 2002. All loans must be repaid in full by November 14, 2003. Total loans made by the Company under the Program cannot exceed $14 million in the aggregate (the "Loan Pool"). The Program is designed to both maximize the earnings, with safety, the Company can achieve on its excess cash balances, while it continues to explore strategic investments, and to permit shareholders to have short-term access to such funds, to the extent they desire to participate in the Program. Stockholders wishing to participate in the Program may borrow a percentage of the Loan Pool, subject to credit approval, which cannot exceed their proportional percentage ownership in the common stock of the Company. However, no loans will be made for less than $10,000 and the participant, who participates in the Program, will deliver a Promissory Note (the "Note") to HXPR with a principal amount equal to the amount of such loan. The Program will be administered by the Company. The Board of Directors shall have the sole authority to increase the Loan Pool and extend the Program another 18 months upon its termination.

     Immediately upon a loan application being approved by the Company and loan documents being executed, the participant will be required to pledge his HXPR shares or other collateral deemed sufficient by the Company to HXPR as security for the Note pursuant to a pledge agreement to be entered into by such participant and HXPR. Under the terms of the Note, upon the pledge of such HXPR shares or other collateral to HXPR, the participant will cease to have any personal liability to repay the Note and the Note will become a non-recourse obligation of the participant secured by the shares of common stock or other collateral owned by the participant. All notes of the participant will bear interest at the prime rate of interest, as defined. Interest on the Note will be paid monthly. The Note can be prepaid in whole or in part at any time. In addition, upon prepayment of the Note, a proportional amount of the pledge shares or other collateral will be released from the pledge.

     The following table provides information with respect to the Named Executive Officers and Directors, concerning unexercised options held by them at December 31, 2001.

                            Aggregated Option Exercises in Fiscal Year 2001 and
                                       Fiscal Year-End Option Values


                              Number of Securities          Value of Unexercised
                             Underlying Unexercised             In-the-Money
                              Options at 12/31/01          Options at 12/31/01(1)
    Name                   Exercisable    Unexercisable  Exercisable   Unexercisable
 ---------                 -----------    -------------  -----------   -------------

Gary M. Cypres                   237,000      158,000     $ 75,840     $ 50,560

Donald Keys                       10,000       15,000     $  3,200     $  4,800

Howard Weitzman                   30,000       20,000     $  9,600     $  6,400


William Sweet                      7,200       10,800     $  2,304     $  3,732


Salvatore Caltagirone              7,200       10,800     $  2,304     $  3,732

(1) The stock price of the Company at December 31, 2001 was $1.85 per share. All shares have an exercisable price of $1.53 per share once vested.


                              Employment Agreement


     Mr. Cypres has entered into a employment agreement with us, under which, Mr. Cypres will serve as our Chairman of the Board, Chief Executive Officer and President for a period of five years at a base salary of $325,000 for the period from January 1, 2001 to December 31, 2001, and then receive minimum yearly increases of $25,000 per annum until December 31, 2005. Mr. Cypres will spend that portion of his business time as may be required to oversee our operations and to direct or implement our business strategies. Mr. Cypres' agreement also provides that he will participate in the defined benefit Supplemental Executive Retirement Plan (as amended), or the SERP Plan, that we have assumed liability for from Central Financial.

     If Mr. Cypres is terminated "for cause," which definition generally includes termination due to his willful gross failure to perform his duties under the employment agreement, Mr. Cypres' personal dishonesty or breach of his fiduciary duties or the employment agreement, then we are obligated to pay him only his base salary up to the date upon which we notify him of his termination "for cause." If Mr. Cypres is terminated without "cause," becomes disabled or dies, then we are obligated to pay him or his estate, commencing immediately, a lump sum payment equal to his base salary for the remaining term of the employment agreement and to pay him or his estate

     Except as described above, we have not entered into employment agreements with any other of our executive officers or other members of management.

                     Supplemental Executive Retirement Plan

     In June 1996, Central Financial adopted the SERP Plan, which provides supplemental retirement benefits to certain key management and employees. Concurrent with the Distribution, we assumed liability for Central Financial's SERP Plan, including increases in future compensation by us which will be reflected in the calculations of the final average compensation as defined under the SERP Plan.

     To vest in the SERP Plan, an employee must have at least 10 years of service with us, including five years subsequent to the adoption of the plan. In 1996, Mr. Cypres was credited with 10 years of service with us and was treated as having fulfilled his post-adoption service on December 31, 1997 by acting as President and Chief Executive Officer of Central Financial through such date. The Board of Directors determines participation in the SERP Plan. The SERP Plan benefits are a function of length of service with us and final average compensation (average monthly compensation during the 36 consecutive months of the last 60 months of the participant's employment that produces the highest average compensation, including salary and bonus).

     Benefits are equal to a targeted percentage of final average compensation as determined by the Board of Directors upon selection of the employee to participate in the SERP Plan. In no case will the rate exceed sixty percent (60%) of the final average compensation as of the date of the participant's retirement or termination of employment, multiplied by the ratio of the actual years of service as of the applicable event to the participant's years of service projected to the participant's normal retirement date (the first day of the month after the participant attains age 60). The SERP Plan also contains a cost of living adjustment not to exceed 6% per annum. A vested participant who terminates employment at or after his normal retirement date will receive the full targeted percentage of his final average compensation. The SERP Plan benefit is reduced, however, by the annuity value of the participant's benefit under the Profit Sharing Plan. At December 31, 2001, only Mr. Cypres was a participant in the SERP Plan.

     The following table shows the estimated annual retirement benefits payable under the SERP Plan upon a participant's normal retirement date on a straight life annuity basis, based upon a 60% benefit rate before any applicable offset for benefits received under the Profit Sharing Plan.

                                 Pension Plan Table

                                  YEARS OF SERVICE
              -----------------------------------------------------------------
REMUNERATION    10         15         20           25       30 or more
------------  -------- ---------   ---=-----    --------    -------------

$300,000....  $180,000  $180,000    $180,000    $180,000    $180,000
$325,000....  $195,000  $195,000    $195,000    $195,000    $195,000
$350,000....  $210,000  $210,000    $210,000    $210,000    $210,000
$375,000....  $225,000  $225,000    $225,000    $225,000    $225,000


     As of December 31, 2001, Mr. Cypres was fully vested under the SERP Plan, with a 60% benefit rate based upon his final average compensation.

Executive Incentive Bonus Program

     The Compensation Committee may grant contingent performance bonuses to certain of our executive officers, including the Named Executive Officers. The amounts of most incentive bonuses are payable to the extent that a recipient or we achieve performance goals established by our Board of Directors.

Executive Deferred Salary and Bonus Plan

     We have adopted the Executive Deferred Salary and Bonus Plan, or the EDP, which covers the Named Executive Officers and certain other executives of Hispanic Express. Pursuant to the EDP, a participant may elect to defer up to 50% of the participant's base salary and up to 100% of any bonus awarded pursuant to our Executive Incentive Bonus Program. Elections under the EDP to defer base salary and bonus are made annually prior to the commencement of each year. Executives electing to participate in the program may invest deferred amounts in either of two accounts: (1) which earns interest based upon the prime rate; or (2) which mirrors the performance of our Common Stock price. Amounts deferred are generally payable in a lump sum within 30 days after the participant's termination of employment with us for any reason. The EDP is administrated by the Compensation Committee of the Board of Directors. Mr. Cypres had elected to defer 50% of his base salary in 2001. Mr. Cypres and Mr. Weitzman elected to defer 100% of their bonus in 2001 and elected to invest their deferred compensation amounts of $228,000 and $18,000 in an account which mirrors the performance of our common stock. At December 31, 2001, Mr. Cypres' and Mr. Weitzman's accounts had a value of $426,000 and $30,000, respectively

                         Compensation Committee's Report
                            on Executive Compensation

     The following Compensation Committee's Report on Executive Compensation and Repricing of Stock Options shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the SEC or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other document.

The Report

     The Compensation Committee of the Board of Directors (the "Committee") is composed of the two directors who are not also our employees. The Committee establishes our overall compensation and employee benefits and the specific compensation of our executive officers. One of the Committee's goals is to implement executive officer compensation programs that further our business objectives and that attract, retain and motivate the best qualified executive officers.

     We adopt and administer our executive compensation policies and specific executive compensation programs in accordance with the principal goal of maximizing return on stockholders' equity. The Committee believes that we best achieve this performance goal, and the long-term interests of our stockholders generally, by attracting and retaining management of high quality, and that such management will require commensurate compensation. We believe that our executive officer compensation policies are consistent with this policy.

     Our Chairman has a written employment agreement with us (see "Employment Agreements" at page 14, above). The Committee determines the levels of compensation we grant in such employment agreements, and the levels of compensation we grant to other executive officers from time to time, based on factors it deems appropriate.

     The Committee determines annual compensation levels for executive officers and compensation levels to be implemented from time to time in written employment agreements with executive officers based primarily on its review and analysis of the following factors: (1) the responsibilities of the position, (2) the performance of the individual and his or her general experience and qualifications, (3) our overall financial performance (including return on equity, levels of general and administrative expense and budget variances) for the previous year and the contributions the individual or his or her department made to such performance measures, (4) the officer's total compensation during the previous year, (5) compensation levels comparable companies pay in similar industries, (6) the officer's length of service with us, and (7) the officer's effectiveness in dealing with external and internal audiences. In addition, the Committee receives the recommendations of the Chairman with respect to the compensation of other executive officers, which the Committee reviews in light of the above factors. The Committee believes that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries.

     In addition, Mr. Cypres' compensation for 2001 was based in part on his progress in achieving certain additional criteria. These criteria included results in meeting our strategic business plan, and leadership abilities (including developing an effective senior management team).

     While the Committee establishes salary and bonus levels based on the above-described criteria, the Committee also believes that encouraging equity ownership by executive officers further aligns the interests of the officers with the performance objectives of our stockholders and enhances our ability to attract and retain highly qualified personnel on a basis competitive with industry practices. Stock options that we granted under our 2000 Plan help achieve this objective, and provide additional compensation to the officers to the extent that the price of the common stock increases over fair market value on the date of grant. We have granted stock options to each of the Named Executives and to our other officers or key employees. Through the 2000 Plan, there will be an additional direct relationship between our performance and benefits to executive officer Plan participants.

     On January 18, 2001, and again on February 13, 2001, the Committee reviewed the options to be granted to our executive officers. Considering these factors, the Committee determined that it was in the Company's and our stockholders' best interest to issue options at $1.53 per share.

Dated:  April 26, 2002

                             COMPENSATION COMMITTEE

                           William R. Sweet, Chairman
                            Salvatore J. Caltagirone

Performance Graph

     The following graph compares, for the period from April 10, 2001 (the date trading commenced upon completion of the Plan) through December 31, 2001, the percentage change in our cumulative total stockholder return of HXPR common stock with the cumulative total return of the Nasdaq Total Return Index, DJI Total Return Index and SP500 Total Return Index.

     The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information by reference, and shall not otherwise be deemed filed under such acts.




Index                                                            Period Ending
                                            April 10, 2001 (1) December 31, 2001
-------------------------------------------------------------------------------------------
Hispanic Express, Inc.                        $   100.00        $   240.26
NASDAQ - Total US                             $   100.00        $   105.31
Dow - Total US                                $   100.00        $    99.20
S&P - Total US                                $   100.00        $    98.26


(1) Upon completion of the Plan, the common stock of Hispanic Express, Inc. commenced trading on the OTC Bulletin Board on April 10, 2001.

Audit Committee

     The Audit Committee of the Board of Directors (the "Committee") is composed of two members and operates under a written charter adopted by the Board of directors. The responsibilities of the Committee are contained in the Audit Committee Report. The Committee during fiscal year 2001 consisted of Messrs. Caltagirone and Sweet. Each of the members is "independent," as defined by Hispanic Express, Inc. policy and the National Association of Securities Dealers, Inc. listing standards. The Committee held meetings on December 13, 2001 and April 25, 2002.

                             Audit Committee Report

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

     The Committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Hispanic Express, Inc.

     The  Audit   Committee   Charter   adopted   by  the  Board  sets  out  the
responsibilities, authority and specific duties of the Committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     Pursuant to the charter, the Committee has the following responsibilities:

-    To monitor the preparation of quarterly and annual financial reports;

- To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and

- To review the general scope of the annual audit and the fees charged by the independent auditors.

     In discharging its oversight responsibility the Committee has met and held discussions with management and Arthur Andersen LLP, the independent auditors for Hispanic Express, Inc. Management represented to the Committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Committee also obtained from the independent auditors a formal written statement describing all relationships between Hispanic Express, Inc. and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The Committee discussed with the independent auditors any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the auditors' independence.

     Based on these discussions and reviews, the Committee recommended that the Board of Directors approved the inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

     The Committee of the Board of Directors of HXPR is reviewing the selection of independent public accountants to audit the financial statements of HXPR and its subsidiaries for the year ending December 31, 2002, in light of the recent indictment of Arthur Andersen LLP. Arthur Andersen LLP has audited HXPR's financial statements annually since 2000. A member of that firm is expected to be present at the annual meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions.

     Respectfully  submitted  by the  members of the  Committee  of the Board of
Directors:

Dated:  April 26, 2002
                                 AUDIT COMMITTEE

                           William R. Sweet, Chairman
                            Salvatore J. Caltagirone

Audit and Related Fees

     Audit Fees. The fees billed by Arthur Andersen LLP ("Arthur Andersen") for professional services rendered in connection with the audit of the Company's annual consolidated financial statements for the year ended December 31, 2001 and the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the first three quarters of 2001 were $125,000.

     Financial Information Systems Design and Implementation Fees. There were no fees billed by Arthur Andersen to the Company for financial information systems design and implementation for 2001.

     All Other Fees. There were no fees billed by Arthur Andersen for other audit-related service for 2001. Fees billed to the Company for non audit-related services rendered by Arthur Andersen for 2001, including fees for tax compliance and tax consulting services, were $18,000 All other fees in the aggregate, including audit-related fees, totaled $143,000.

     The Committee has determined that all non-audit services provided by Arthur Andersen are compatible with maintaining Arthur Andersen's audit independence.


                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

Proposal 1:  Elect Four Directors

     Our bylaws provide that the exact number of directors will be fixed from time to time by action of our stockholders or Board of Directors. The number of directors currently is three.

     The Board has nominated four directors for election at the annual meeting. Each nominee is currently serving as one of our directors with the exception of Mr. Cohen. If you elect them, they will hold office until the annual meeting in 2002 or until their successors have been elected or until they resign.

     We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting.





                                            Nominees

        Name and Age          Principal Occupation and Business Experience
----------------------------- ---------------------------------------------------
Gary M.Cypres            (58) Chairman of the Board, Chief  Executive Officer
                              and President. Mr. Cypres has also served as
                              Central  Financial's  Chairman of the Board, and
                              Chief  Executive Officer since its  formation.
                              Mr.  Cypres has been  Chairman of the Board,
                              Chief  Executive Officer, President  and Chief
                              Financial  Officer  of Banner  Holdings
                              and  Banner's Central  Electric  since  February
                              1991,  Chairman  of the Board and Chief  Executive
                              Officer of Central Rents,  Inc. since June 1994
                              and managing  general  partner of West Coast since
                              March  1990.  Prior to that,  Mr.  Cypres  was a
                              general  partner  of SC Partners,  a private
                              investment  banking and consulting  firm. From
                              1983 to 1985, Mr. Cypres was Chief  Financial
                              Officer of The Signal  Companies.  From 1973 to
                              1983, Mr. Cypres was Senior Vice President of
                              Finance at  Wheelabrator-Frye  Inc. Mr. Cypres
                              was a member of the Board of  Trustees  and a
                              faculty  member of The Amos Tuck  School of
                              Business at Dartmouth College.

                              Mr.Cypres will spend that portion of his business time as may be required to oversee our operations and to direct or implement our business strategies.
                              Mr. Cypres will continue to spend a portion of his business time as the managing general partner of West Coast, and as Chairman of the Board,Pesident, and Chief Financial Officer of Banner Central
                              Finance Company. See "Certain Relationships."


Salvatore J.Caltagirone  (59) Mr.  Caltagirone  has been one of our directors since our formation and a director of Central
                              Financial since September 1997. Mr. Caltagirone has been retired since October 1994. From the fall of 1990 tO October 1994, he was an employee of G.M. Cypres & Company. From March 1987 to
                              June 1990,  he was  employed  as the  Managing
                              Director of Henley Group.

William R. Sweet         (64) Mr. Sweet has been one of our directors since our
                              formation and a director of Central Financial
                              since September 1997.  In July 1996, Mr. Sweet
                              retired from his position of Executive Vice
                              President-- Wholesale Banking at Union Bank of
                              California, N.A., a position he had held since
                              July 1985.  Mr. Sweet currently serves as a
                              trustee of CNI Charter Funds.

David Cohen              (58) Mr.  Cohen is a former  Senior  Partner at Arthur
                              Andersen  LLP. He retired in August 2000  after
                              35 years of  service  with  that  organization,
                              including 25 years as a partner. During his career
                              at Andersen,  he served  eight years as an audit
                              practice division head in the New York office. In
                              addition,he served as the engagement partner and/
                              or the advisory partner for over 50 public
                              companies. Mr. Cohen served for seven years on the
                              Board of Directors of the VITAM Youth Treatment
                              Center in Fairfield County, Connecticut, and
                              served for ten years on the Board of Overseers
                              of the Lemberg Graduate School of Brandeis
                              University.



The Board recommends that you vote "FOR" the election of all four nominees for director.

       INFORMATION ABOUT STOCKHOLDER PROPOSAL AND STOCKHOLDER LOAN PROGRAM

     If you wish to submit proposals to be included in our 2003 proxy statement, we must receive them, in a form which complies with the applicable securities laws, on or before January 15, 2003. In addition, in the event a stockholder proposal is not submitted to us prior to March 29, 2003, the proxy to be solicited by the Board of Directors for the 2003 annual meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2003 annual meeting without any discussion of the proposal in the proxy statement for such meeting. If you wish to participate in the Stockholder Loan Program, please contact us. Please address your proxy proposals and information requests regarding application for the Stockholder Loan Program to: Hispanic Express, Inc., 5480 East Ferguson Drive, Commerce, California 90022, Attention: Corporate Secretary.

                                  ANNUAL REPORT

     Our Annual Report for the fiscal year ended December 31, 2001, accompanies this proxy statement. The Annual report contains our consolidated financial statements and the report thereon of Arthur Andersen, LLP, our independent auditors.


                                 OTHER BUSINESS

     Management knows of no business that will be presented for consideration at the meeting other than as stated in the notice of meeting. If other matters are properly brought before the meeting, however, it is the intention of the proxyholders to vote the shares represented thereby on such matters in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.

                                By order of the Board of Directors,

                                /s/ Joni Maggio
                               -----------------------------------
                               Joni Maggio
April 26, 2002                 Assistant Corporate Secretary
                                        v

                                   APPENDIX A
            Charter of the Audit Committee of the Board of Directors

I.       Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to provide independent and objective oversight of the accounting functions and internal controls of Hispanic Express, Inc. (the "Company"), its subsidiaries and affiliates and to ensure the objectivity of the Company's financial statements. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. The Committee's function is one of oversight and review, and it is not expected to audit the Company, to define the scope of the audit, to control the Company's accounting practices, or to define the standards to be used in preparation of the Company's financial statements. The Audit Committee shall perform the following functions:

- Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

- Monitor the independence and performance of the Company's independent accountants.

-    Provide  an  avenue  of  communication   among   independent   accountants,
     management, and the Board of Directors.

-    Report to the Board of Directors.

- Encourage adherence to, and continuous improvement of, the Company's policies, procedures, and practices of all levels.

-    Review areas of potential significant financial risk to the Company.

-    Monitor compliance with legal and regulatory requirements.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent accountants and everyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.        Audit Committee Composition

     The Audit Committee shall be comprised of not less than two directors appointed by the Board of Directors, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements or within a reasonable period of time after the appointment to the Committee develop such skills. At least one member of the Committee shall have accounting related financial management expertise or other comparable experience or background sufficient to provide the individual with financial sophistication. No member of the Committee shall be employed or have any other relationship with the Company's independent accountants.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chair, and in the case where the Committee Chair faces a potential or actual conflict of interest, the Committee Chair shall advise the Chairman of the Board of Directors. In the event that the Committee Chair, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute director shall be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

III.       MEETINGS

If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote. The Committee members shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare or approve, as the case may be, an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent accountants, and as a Committee to discuss any matter that the Committee or any of these groups believe should be discussed.

A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. Meetings shall be scheduled at the discretion of the Chair. Notice of the meetings shall be provided at least three days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

The Committee shall maintain minutes of the meetings and periodically report to the Board of Directors on significant activities.

IV.  Audit Committee Responsibilities and Duties

     1. Charter. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission ("SEC") regulations.



     2. Financial Disclosure Documents. Review with management and the independent accountants the Company's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to stockholders and, following the satisfactory completion of each year-end review, recommend to the Board of Directors the inclusion of the audited financial statements in the Company's filing on Form 10-K. The review shall include any significant problems and material disputes between management and the independent accountants and a discussion with the independent accountants out of management's presence of the quality of the Company's accounting principles as applied in its financial reporting, the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in preparing the financial disclosure and reviewed by the independent accountants.

3. Quarterly Reports. Review with management and the independent accountants the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent accountants in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.



4. Internal Control Systems. In consultation with management and the independent accountants, the Committee shall consider the integrity of the Company's financial reporting process and controls to ensure reliability of the financial reporting and compliance with applicable codes of conduct, laws and regulations. Review significant findings prepared by the independent accountants together with management's responses.



5. Oversight of Independent Accountants. Evaluate the independent accountants on an annual basis and where appropriate recommend to the Board of Directors the need for replacement of the independent accountants. In such evaluation, the Committee shall ensure that the independent accountants deliver to the Committee a formal written statement delineating all relationships between the accountants and the Company. The Committee also shall engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and in response to the independent accountants' report take, or recommend that the Board of Directors take, appropriate action to satisfy itself of the independent accountants' independence.



6. Compensation. Approve fees and other significant compensation to be paid to the independent accountants.

7. Plan of Audit. Consult with the independent accountants regarding the plan of audit, including scope and staffing. The Committee also shall review the independent accountants' report on the audit and review with management the independent accountants' suggested changes or improvements in the Company's accounting practices or controls.

8. Accounting Principles and Disclosure. Review significant developments in accounting rules. The Committee shall review with management recommended changes in the Company's methods of accounting or financial statements. The Committee also shall review with the independent accountants any significant proposed changes in accounting principles and financial statements. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.



9. Consultation with Legal Counsel. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, or the Company's compliance with applicable laws and regulations, and any inquiries received from the regulators or governmental agencies.



10. Report to Shareholders. Annually prepare a report to shareholders as required by the SEC. The report shall be included in the Company's annual proxy statement.


11. Adequacy of Personnel. Review periodically the adequacy of the Company's accounting, financial and auditing personnel resources.


12. Risk Management. Review and evaluate risk management policies in light of business strategy, capital strength, and overall risk tolerance. The Committee also shall evaluate on a periodic basis the Company's investments and derivatives risk management policies, including the internal system to review operational risks, procedures for derivatives investment and trading, and safeguards to ensure compliance with procedures.


13. Tax Policies. Review periodically the Company's tax policies, reserves and pending audits or assessment

Revocable Proxy         HISPANIC EXPRESS, INC.           Revocable Proxy
                Anual Meeting Of Stockholders -- June 4, 2002
              This Proxy Is Solicited By The Board Of Directors

     The undersigned stockholder(s) of Hispanic Express, Inc. (the "Company") hereby nominate(s), constitute(s) and appoint(s) Salvatore J. Caltagirone, Gary M. Cypres, William R. Sweet, and David Cohen and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Company's corporate headquarters, 5480 East Ferguson Drive, Commerce, California 90022 at 10:00 a.m., Tuesday, June 4, 2002, and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereon, as follows:

1. Election Of Directors.

[ ] FOR all the nominees listed below   [ ]WITHHOLD AUTHORITY
(except as marked to the contrary below)   to vote for all nominees listed below

   Salvatore J. Caltagirone, Gary M. Cypres, William R. Sweet and David Cohen

   Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

--------------------------------------------------------------------------------
2. Other Business. In their discretion, the proxyholders are authorized to transact such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

     The Board of Directors recommends a vote "FOR" the election of the Board of Directors' nominees listed.

                      Please Sign and Date on Reverse Side

                    (Continued from Front Side of Proxy Card)

     This Proxy will be voted "FOR" the election of the Board of Directors' nominees unless authority to do so is withheld. If any other business is presented at the Meeting, this Proxy shall be voted by the proxyholders in accordance with the recommendations of a majority of the Board of Directors.

     The undersigned hereby ratifies and confirms all that said attorneys and proxyholders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying said notice.

                                             Date: ___________, 2002


                                             ---------------------
                                                    Signature

                                             ---------------------
                                                    Signature

                                             NOTE: Please date this Proxy and
                                                   sign your name exactly as
                                                   it appears on your stock
                                                   certificates. Executors,
                                                   administrators, trustees,
                                                   etc., should give their full
                                                   titles. All joint owners
                                                   should  sign.

                                                   I (we) [ ] do   [ ] do not
                                                   expect to attend the Meeting.


 PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE
                           PREPAID ENVELOPE PROVIDED.